UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2007

MAGMA DESIGN AUTOMATION, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-33213	77-0454924
(Commission File Number)	(I.R.S. Employer Identification Number)

5460 Bayfront Plaza, Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

(408) 565-7500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 1, 2007, Magma Design Automation, Inc. (“Magma”) and Marvell Semiconductor, Inc. (“Marvell”) entered into an amendment to the Office Lease, dated June 19th, 2003, for the building located at 5460 Bayfront Plaza, Santa Clara, California (the “Lease”). Marvell is Magma’s landlord for this building and is also a customer of Magma.

Pursuant to this amendment, Magma will continue to occupy a small portion of the building (the “Data Center”). Magma’s obligation to pay base rent and additional rents and costs (except for payment of utilities for the Data Center) under the Lease has been terminated effective January 31, 2007. The Lease has not been terminated and remains in effect subject to the above changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGMA DESIGN AUTOMATION, INC

Dated: February 6, 2007
	By:	/s/ Peter. S. Teshima
Peter S. Teshima
Corporate Vice President- Finance and Chief Financial Officer